UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                    filed pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934, as amended



Date of Report (Date of earliest event reported):     December 18, 1997
                                                  ------------------------------



                      METROMEDIA INTERNATIONAL GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                     1-5706                  58-0971455
----------------------------        ------------          ----------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)




                              One Meadowlands Plaza
                     East Rutherford, New Jersey 07073-2137
                    ----------------------------------------
                    (Address of principal executive offices)




Registrant's telephone number, including area code:  (201) 531-8000
                                                     --------------

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On December 17, 1997, Metromedia International Group, Inc. (the "Company") entered into an agreement (the "Landmark Agreement") with Silver Cinemas, Inc. ("Silver Cinemas"), pursuant to which the Company will sell to Silver Cinemas (the "Landmark Sale") all of the assets and certain of the liabilities of its subsidiary, Landmark Theatre Group ("Landmark"), for an aggregate cash purchase price of approximately $65 million. The Company will retain certain of Landmark's liabilities, which it estimates will be $13 million. The Company anticipates that the Landmark Sale will be consummated in the first quarter of 1998. Landmark is one of the largest exhibitors of specialized motion pictures and art-house films in the United States, with 49 theaters and 139 screens.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS. The following pro forma consolidated condensed balance sheet of the Company at September 30, 1997 and pro forma condensed statements of operations of the Company for the year ended December 31, 1996 and the nine months ended September 30, 1997 give effect to the Landmark Sale as if such sale had occurred as of the dates thereof. The pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements of the Company which are contained in the Company's Quarterly Report on Form 10-Q for the period ending September 30, 1997.




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


                      METROMEDIA INTERNATIONAL GROUP, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1997
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                                 SALE
                                                                       HISTORICAL(1)        TRANSACTION          PRO FORMA
                                                                       -------------        -----------          ---------
ASSETS:
Current assets:
    Cash and cash equivalents                                          $    310,257     $    55,000 (4)       $    365,257
    Accounts receivable:
        Snapper, net                                                         20,278                                 20,278
        Other, net                                                            4,965                                  4,965
    Inventories                                                              87,490                                 87,490
    Other assets                                                              5,466                                  5,466
                                                                       ------------                           ------------
        Total current assets                                                428,456                                483,456

Investments in and advances to Joint Ventures                               106,789                                106,789
Net assets of discontinued operations - Landmark Theatre Group, Inc.         47,450        (47,450) (4)                  -
Property, plant and equipment, net of accumulated depreciation               39,979                                 39,979
Intangible assets, less accumulated amortization                            195,520                                195,520
Other assets                                                                 11,197                                 11,197
                                                                       ------------                           ------------
        Total assets                                                   $    829,391                           $    836,941
                                                                       ============                           ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
    Accounts payable                                                   $     19,483                           $     19,483
    Accrued expenses                                                        102,200           6,000 (4)            108,200
    Current portion of long-term debt                                        11,045                                 11,045
    Losses in excess of investment in RDM Sports Group, Inc.                 15,000                                 15,000
                                                                       ------------                           ------------
        Total current liabilities                                           147,728                                153,728
Long-term debt                                                               57,055                                 57,055
Other long-term liabilities                                                   3,612                                  3,612
                                                                       ------------                           ------------
        Total liabilities                                                   208,395                                214,395
                                                                       ------------                           ------------

Minority interest                                                            36,435                                 36,435

Stockholders' equity:
    7-1/4% Cumulative Convertible Preferred Stock                           207,000                                207,000
    Common Stock                                                             67,996                                 67,996
    Paid-in surplus                                                       1,004,383                              1,004,383
    Other                                                                    (3,853)                                (3,853)
    Accumulated deficit                                                    (690,965)          1,550 (4)           (689,415)
                                                                       ------------                           ------------
        Total stockholders' equity                                          584,561                                586,111
                                                                       ------------                           ------------
        Total liabilities and stockholders' equity                     $    829,391                           $    836,941
                                                                       ============                           ============



                             See accompanying notes.


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



                      METROMEDIA INTERNATIONAL GROUP, INC.
                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                            HISTORICAL (2)       LANDMARK(3)         PRO FORMA
                                                                            ------------       ------------       ------------
Revenues                                                                    $     66,172       $     29,580       $     36,592
Costs and expenses:
    Cost of sales and rentals and operating expenses                              45,561             23,304             22,257
    Selling, general and administrative                                           59,863              2,424             57,439
    Depreciation and amortization                                                  9,913              2,236              7,677
                                                                            ------------       ------------       ------------
Operating income (loss)                                                          (49,165)             1,616            (50,781)
Interest expense                                                                  19,548                458             19,090
Interest income                                                                    8,552               --                8,552
                                                                            ------------       ------------       ------------
    Interest expense, net                                                         10,996                458             10,538
Income (loss) before provision for income taxes,
    equity in losses of Joint Ventures and minority
    interest                                                                     (60,161)             1,158            (61,319)
Provision for income taxes                                                          (414)              --                 (414)
Equity in losses of Joint Ventures                                               (11,079)              --              (11,079)
Minority interest                                                                    666               --                  666
                                                                            ------------       ------------       ------------
Income (loss) from continuing operations                                    $    (70,988)      $      1,158       $    (72,146)
                                                                            ============       ============       ============
Weighted average number of common shares and common share equivalents:
Primary                                                                           54,293                                54,293
                                                                            ============                          ============
Loss per common share - Primary:
Continuing operations                                                       $      (1.31)                         $      (1.33)
                                                                            ============                          ============



                             See accompanying notes.

                      METROMEDIA INTERNATIONAL GROUP, INC.
                 CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                           HISTORICAL (1)
                                                                           --------------
Revenues                                                                    $    147,520
Cost and expenses:
    Cost of sales and rentals and operating expenses                              91,493
    Selling, general and administrative                                           91,982
    Depreciation and amortization                                                 12,071
                                                                            ------------
Operating loss                                                                   (48,026)
Interest expense                                                                  16,463
Interest income                                                                    9,360
                                                                            ------------
    Interest expense, net                                                          7,103
Loss before income tax benefit, equity in losses
    of investees and minority interest                                           (55,129)
Income tax benefit                                                                11,948
Equity in losses of Joint Ventures                                                (7,561)
Equity in losses of and writedown of investment in RDM
    Sports Group, Inc.                                                           (45,056)
Minority interest                                                                  5,056
                                                                            ------------
Loss from continuing operations                                             $    (90,742)
                                                                            ============
Weighted average number of common shares and common share equivalents:
    Primary                                                                       68,070
    Fully diluted                                                                 69,096
Loss per common share - Primary:
    Continuing operations                                                   $      (1.34)
                                                                            ============
Loss per common share - Fully diluted:
    Continuing operations                                                   $      (1.31)
                                                                            ============


                             See accompanying notes.

(1) The Company reflected Landmark as a discontinuance of a business segment as of and for the nine months ended September 30, 1997 in the Company's September 30, 1997 Form 10-Q.

(2) Reflects the July 10, 1997 sale of the Entertainment Group as a discontinuance of a business segment.

(3) The Company acquired Landmark on July 2, 1996. The pro forma adjustment reflects the results of operations of Landmark for the period July 2, 1996 to December 31, 1996.

(4)      Reflects the sale of Landmark as follows (in thousands):


         Net proceeds                                              $ 55,000
         Net assets of Landmark at September 30,1997                (47,450)
         Income taxes                                                (6,000)
                                                                   --------
         Gain on sale of Landmark                                  $  1,550
                                                                   ========

The Company has made a preliminary calculation of the estimated gain on the sale of Landmark. However there can be no assurance that the actual gain will not differ significantly from the pro forma adjustment.

         (b) EXHIBITS. The following exhibits to this Report and are filed herewith:

             Exhibit 99.1 Press Release, dated December 18, 1997, announcing the execution of the Landmark Agreement.



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



                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    METROMEDIA INTERNATIONAL GROUP, INC.
                                    (Registrant)



                                    By:  /s/ Arnold L. Wadler
                                         -----------------------
                                         Arnold L. Wadler
                                         Executive Vice President, General
                                         Counsel and Secretary




Dated:  December 18, 1997

                                  EXHIBIT INDEX

                      METROMEDIA INTERNATIONAL GROUP, INC.

                           Current Report on Form 8-K
                             Dated December 18, 1997


       EXHIBIT NO.                        DESCRIPTION
       -----------                        -----------

         99.1 Press Release, dated December 18, 1997, announcing the execution of the Landmark Agreement.




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